SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 4, 2003
                                                        (DECEMBER 2, 2003)

                         COMMISSION FILE NUMBER 0-25356

                                   ----------

                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                77-0289371
 (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)


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



Item 5.  Other Events and Regulation FD Disclosure.

On December 3, 2003, P-Com, Inc. issued a press release announcing that on December 2, 2003, its stockholders approved a number of resolutions, including several to facilitate the previously announced acquisition of certain assets and liabilities of SPEEDCOM Wireless Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News Release of P-Com, Inc., dated December 3, 2003, to announce that its stockholders approved a number of resolutions, including several to facilitate the previously announced acquisition of certain assets and liabilities of SPEEDCOM Wireless Corporation.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       P-COM, INC.


                                       By: /s/ Sam Smookler
                                           -------------------------------------
                                           Sam Smookler
                                           President and Chief Executive Officer


Date: December 4, 2003